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                                                                     EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


              We hereby consent to use in the Form 10-KSB of our report dated April 19, 1999 relating to the financial statements of Power Technology, Inc., which is contained therein.


/s/ Crouch, Bierwolf & Chisholm
Crouch, Bierwolf & Chisholm
July 7, 1999